UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) Of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 12, 2007

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

         001-11001                                       06-0619596
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   (Commission File Number)                   (IRS Employer Identification No.)


    3 High Ridge Park, Stamford, Connecticut               06905
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    (Address of principal executive offices)             (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events
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               On March 12, 2007, we entered into a settlement of several litigated billing disputes with a customer which provides for the payment to us of $37.5 million. Within three business days of payment of the settlement amount, appropriate documentation will be filed to dismiss all claims and counterclaims in the litigation relating to the above-described disputes.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CITIZENS COMMUNICATIONS COMPANY


Date:  March 15, 2007        By:  /s/ Robert J. Larson
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                                  Robert J. Larson
                                  Senior Vice President and
                                  Chief Accounting Officer